                                                                     Exhibit 1.1

                                 MERISEL, INC.

                   $150,000,000 aggregate principal amount of
                            % Senior Notes Due 2004


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                          , 1994


Citicorp Securities, Inc.
Citibank Canada Securities
  Limited
Citibank International plc
c/o Citicorp Securities, Inc.
        6th Floor/Zone 9
        399 Park Avenue
        New York, NY  10043

Ladies and Gentlemen:

          Merisel, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named on Schedule I hereto (the
"Underwriters") $150,000,000 aggregate principal amount of its   % Senior Notes
Due 2004 (the "Securities"). The Securities are to be issued pursuant to an indenture to be dated as of October 15, 1994 (the "Indenture") by and among the Company and NationsBank of Texas, N.A., as trustee (the "Trustee").

          1.      Representations and Warranties of the Company.  The Company
                  ---------------------------------------------
represents and warrants to, and agrees with, each of the several Underwriters that:

             (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Act"). A registration statement on such Form (File No. 33-55195) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Commission under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement, with such changes or insertions as are required by Rule 430A under the Act, as permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement or (ii) if such registration statement, as it has been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements and schedules and exhibits thereto and (B) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement. In addition, any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which have been filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act") on or before the effective date of the Registration Statement or the issue date of any Preliminary Prospectus or Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, a Preliminary Prospectus or Prospectus shall be deemed to refer to and include the filing after the effective date of the Registration Statement, or the issue date of any Preliminary Prospectus or Prospectus, as the case may be, of any document with the

        Commission deemed to be incorporated by reference therein (all such incorporated documents being herein called the "Incorporated Documents").

             (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When the Registration Statement or any amendment thereto was or is declared effective, it (i) complied or will comply in all material respects with the requirements of, the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Trust Indenture Act") and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. On the date when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, on the date when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date (as hereinafter defined), the Prospectus, as amended or supplemented at any such time,
        (i) complied or will comply in all material respects with the requirements of, the Act and the Trust Indenture Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to (i) statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein or (ii) the Statement of Eligibility and Qualification on Form T-1 of the Trustee (the "Form T-1") filed as an exhibit to the Registration Statement.

             (c) (i) The pro forma financial information included and incorporated by reference in the Registration Statement and the Prospectus (A) presents fairly, in all material respects, the information shown therein as of the dates indicated therein or for the periods specified therein in accordance with the applicable requirements of

        Rule 11-02 of Regulation S-X promulgated under the Exchange Act, and
        (B) have been accurately compiled on the bases described therein and
        (ii) the assumptions used in the preparation of the pro forma financial information included in the Registration Statement and the Prospectus are believed by the Company to be reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

             (d) The Company is not, and immediately after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement, the Indenture and the consummation of the transactions contemplated hereby and thereby will not be, (i) insolvent,
        (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature.

             (e) No person has the right to include securities held or beneficially owned by such party in the Registration Statement and there is no person possessing the right to demand that the Company register securities owned by such person, except as disclosed in the Registration Statement and the Prospectus.

             (f) The Company's consolidated financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as otherwise disclosed therein or in the notes thereto. The selected financial data included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein and have been compiled from data contained in the audited or, in the case of the interim periods presented, the unaudited financial statements of the Company and its consolidated subsidiaries.

             (g) The statements of revenues and operating expenses of the United States Franchise and Distribution Division of ComputerLand Corporation (the "Division") incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the revenues and operating expenses of the Division for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as otherwise disclosed therein or in the notes thereto.

             (h) No consent, authorization, approval, license or order of, or filing, registration or qualification with, any court or governmental body or agency, domestic or foreign, is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, or for the consummation of the transactions contemplated hereby or thereby except (i) such as may be required (A) in connection with the registration under the Act of the Securities (including any filing with the National Association of Securities Dealers, Inc.), (B) for the qualification of the Indenture under the Trust Indenture Act or
        (C) by state securities or "Blue Sky" laws in connection with the offer and sale of the Securities.

             (i) Other than the proceedings disclosed in the Registration Statement and Prospectus, there are no proceedings pending or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary of the Company in any court or before any governmental authority or arbitration board or tribunal which, if determined adversely could have a material adverse effect on the business, properties, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

             (j) The Company and each subsidiary of the Company (i) owns or possesses all the patents, trademarks, trade names, service marks, copyrights, licenses, and rights with respect to the foregoing necessary for the present conduct of its business without any known conflict with the rights of others, and (ii) owns or possesses or has applied for all the patents, trademarks, trade names, service marks, copyrights, licenses, and rights with respect to the foregoing necessary for the planned conduct of its business, without any known conflict with the rights of others, except where the failure to own or possess any patents, trademarks, trade names, service marks, copyrights, licenses, or rights would not, individually or in the aggregate, have a Material Adverse Effect.

             (k) All federal or state tax returns required to be filed by the Company or any subsidiary of the Company have been filed, and all federal or state taxes, assessments, fees and other governmental charges upon the Company or any subsidiary of the Company or upon any of their respective assets, income, or franchises, which are shown to be due and payable in such returns have been paid other than those being contested in good faith for which a reserve or other appropriate provision, as shall be required by generally accepted accounting principles, has been made. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made on its books. The provisions for taxes on the books of the Company and each subsidiary of the Company are adequate for all open years, and for its current fiscal period.

             (l) Neither the Company nor any subsidiary of the Company is a party to or bound by (nor are any of their assets affected by) any contract or agreement, or subject to any order, writ, injunction, or decree or other action of any court or any governmental department, commission, bureau, board, or other administrative agency or official, or any charter or other corporate or contractual restriction, which materially and adversely affects, or in the future may (so far as the Company can reasonably foresee) materially and adversely affect, the assets, business, profits, or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

             (m) (i) Neither the Company nor any subsidiary of the Company is a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended.

             (ii) Neither the Company nor any subsidiary of the Company is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Company nor any subsidiary of the Company is an "investment advisor" or an "affiliated person" of an

        "investment advisor" as such terms are defined in the Investment Advisors Act of 1940, as amended.

             (n) Neither the Company nor any subsidiary of the Company (a) is in violation of any law, ordinance, franchise, or governmental rule or regulation to which it is subject, which violation could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or impair the ability of the Company to perform its obligations contained in this Agreement or the Securities; (b) is in default with respect to any order of any court or governmental authority or arbitration board or tribunal; or (c) has failed to obtain any license, permit, franchise, or other governmental authorization necessary to the ownership of its assets or to the conduct of its business, which failure could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

             (o) The Company and its subsidiaries are not in violation of (i) any Environmental Laws, the violation of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or, (ii) any order, notice, or demand issued pursuant to any Environmental Laws, in each case applicable to the assets of the Company or any of its subsidiaries.

             "Environmental Laws" shall mean all federal, state or local laws, statutes, rules, regulations, or ordinances relating to public health, safety, or the environment including those relating (a) to releases, discharges, emissions, or disposals into air, water, land, or groundwater, (b) to the withdrawal or use of groundwater, (c) to the use, handling, or disposal of polychlorinated biphenyls or asbestos, (d) to the disposal, treatment, storage, or management of hazardous or solid waste, or Hazardous Substances or crude oil, fractious petroleum derivatives, or by-products thereof, (e) to exposure to toxic or hazardous materials, (f) to the handling, transportation, discharge, or release of gaseous or liquid Hazardous Substances.

             "Hazardous Substance" shall mean any hazardous or toxic material, substance, or waste pollutant or contaminant which is regulated as such under any statute, law, ordinance, rule, or regulation of any federal, state, local, or regional authority having jurisdiction over assets of the Company or any of its subsidiaries or its use, including any material, substance, or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), as amended; (b) regulated as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as amended; (c) defined as a hazardous
                                -- ---
        substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as
                                                               -- ---
        amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

             (p) No event of default or any event that with notice or the passage of time could become an event of default has occurred and is continuing under any agreement to which the Company or any subsidiary of the Company is subject or is a party or by which any of their respective assets are bound where such default could have, individually or in the aggregate, a Material Adverse Effect.

             (q) Each of the Company and its subsidiaries has insurance, with financially sound and reputable insurers, against such casualties and contingencies of such types and in such amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

             (r) The Company and each of its subsidiaries is in good standing under the laws of all jurisdictions where the ownership or leasing of its properties or the conduct of it business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect.

             (s) All of the shares of capital stock of each of the Company's subsidiaries described in the Registration Statement and Prospectus as owned by the Company are owned by the Company beneficially, free and clear of any security interests, liens or encumbrances, except as set forth in the Registration Statement and Prospectus.

             (t) The Company has no consolidated subsidiaries except as listed on Exhibit 22 to the Company's Annual

        Report on Form 10-K for the year ended December 31, 1993 (the "Form 10-K") and other than Merisel Properties, Inc.

             (u) The Incorporated Documents, when they were or are filed with the Commission, as the case may be, complied or will comply as the case may be, in all material respects with the applicable requirements of the Exchange Act.

          2.      Purchase and Sale.  Subject to the terms and conditions and in
                  -----------------
reliance upon the representations and warranties of the Company herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase
price of   % of the principal amount thereof, the principal amount of the
Securities set forth opposite the name of such Underwriter on Schedule I.

          3.      Delivery and Payment.  Delivery of and payment for the
                  --------------------
Securities shall be made at 7:00 A.M., Los Angeles time, on          , 1994, or
such later date and time, if any, as the Underwriters and the Company shall mutually agree (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds; provided, however, that at the request of the Company payment
                --------  -------
will be made by wire transfer in immediately available funds wired in accordance with the written instructions of the Company, in which case the Company shall reimburse the Underwriters for their cost of obtaining such funds. Delivery of the Securities in definitive form shall be made at such location as the Underwriters shall reasonably designate at least two business days in advance of the Closing Date and payment for the Securities shall be made at the office of Riordan & McKinzie, 300 South Grand Avenue, 29th Floor, Los Angeles, California. Certificates for the Securities shall be registered in such names and in such denominations as the Underwriters may request not less than two full business days in advance of the Closing Date.

          The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 P.M. New York time on the business day prior to the Closing Date.

          4.      Offering by Underwriters.  It is understood that the
                  ------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          Each Underwriter represents and agrees that (i) it has not offered or sold and will not offer or sell in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985 as amended), (ii) it has complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom the document may otherwise lawfully be issued or passed on.

             5.   Covenants of the Company.  The Company covenants and agrees
                  ------------------------
with each of the Underwriters that:

             (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus (properly completed in accordance with Rule 430A, if applicable) and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act and will provide evidence to the Underwriters of such timely filing. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon the Company by the Act, the Exchange Act and the Trust Indenture Act to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus or the amendment referred to in the third sentence of Section 1(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration

        Statement (including any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) of which the Underwriters shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriters shall not have given their consent, which consent shall not be ureasonably withheld. At any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriters or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in the reasonable judgment of the Underwriters to comply with law, in connection with the distribution of the Securities by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible.

             (b) The Company will advise the Underwriters promptly after receiving notice, or obtaining knowledge thereof (and if requested by the Underwriters, will confirm such advice in writing), of (i) when the Registration Statement, if not effective at the time of the execution of this Agreement, and any amendment (including any post-effective amendments) thereto, shall have become effective (and when available will provide evidence to the Underwriters of effectiveness), (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) (and will provide evidence to the Underwriters of each such filing), (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution, threatening or contemplation of any proceedings for any such purpose,
        (iv) the suspension of the qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceedings for any such purpose, or (v) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order by the Commission and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

             (c) The Company will cooperate with the Underwriters and their counsel in arranging for the registration or qualification of the Securities for offering and sale and the determination of their eligibility for investment under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection
                                        --------  -------
        therewith the Company shall not be required to qualify to do business as a foreign corporation in any jurisdiction where it is not then so qualified or required to be so qualified, to register as a broker-dealer or to execute a general consent to service of process in any jurisdiction.

             (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Trust Indenture Act or any other law, the Company, subject to clause (ii) of Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

             (e) The Company will provide to each Underwriter and to counsel for the Underwriters, without charge, a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto, including any post-effective amendment thereto in each case including financial statements, schedules and exhibits thereto and all documents incorporated by reference therein.

             (f) So long as a prospectus relating to the Securities is required to be delivered under the Act, the Company will provide to each Underwriter as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as such Underwriter may reasonably request. The Company consents to the use of the Preliminary Prospectus and the Prospectus and any amendment or supplement thereto by the Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities contemplated herein and for such period of time thereafter as delivery of a prospectus relating to the Securities is required under the Act or by any state Blue Sky law.

             (g) The Company, as soon as practicable, will make generally available to its security holders and to each Underwriter a consolidated earnings statement or statements of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

             (h) The Company will furnish to each Underwriter copies of any reports or other communications that the Company shall send to the Trustee or the holders of the Securities pursuant to the Indenture.

             (i) Prior to the Closing Date, the Company will furnish to each Underwriter, as soon as they have been prepared by the Company, a copy of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any period subsequent to the period covered by the most recent financial statements of the Company and its subsidiaries appearing in the Registration Statement and the Prospectus.

             (j) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

             6.   Expenses.
                  --------

          (a) The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including, but not limited to, all costs and expenses incident to (i) the printing with respect to such transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, the Indenture, the Form T-1, this Agreement, any dealer agreement and such other agreements related to the distribution of the Securities and any Blue Sky or legal investment memoranda, (ii) all arrangements relating to the delivery to the Underwriters and to dealers to whom the Securities may be sold of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company,
(iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, (v) the qualification of the Securities and determination of their eligibility for investment under state securities and Blue Sky laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters, relating thereto, (vi) the fees and disbursements of the Trustee, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD") relating to the Securities (including the reasonable fees and disbursements of counsel for the Underwriters in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Securities), (viii) any fees charged by investment rating agencies for the rating of the Securities and (ix) any meetings with prospective investors in the Securities to the extent that such costs and expenses incident to any meetings with prospective investors in the Securities are reasonable.

          (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

          7.      Conditions of the Underwriters' Obligations.  The obligations
                  -------------------------------------------
of the several Underwriters to purchase and pay for the Securities shall be subject, in the Underwriters' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the officers of the Company made in certificates delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

             (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 10:00 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

             (b) The Underwriters shall have received an opinion, dated the Closing Date, of Riordan & McKinzie, counsel for the Company, to the effect that:

                    (i) The Company has been duly incorporated and is validly
             existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of those jurisdictions identified by an officer of the Company in an officer's certificate attached to such opinion as the jurisdictions where the ownership or leasing of the Company's properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; the Company has all requisite corporate power to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus.

                    (ii) Each of the Company's Material Subsidiaries has been
             duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of those jurisdictions identified by an officer of the Company in an officer's certificate attached to such opinion as the jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company's Material Subsidiaries has all requisite corporate power to own or lease its respective properties and conduct its respective businesses as described in the Registration Statement and the Prospectus.

                    (iii) The Company has all requisite corporate power to enter into this Agreement and the Indenture and to perform its obligations hereunder and thereunder and to execute, issue and deliver the Securities and to perform its obligations thereunder.

                    (iv) (A) The authorized capital stock of the Company is as set forth in the Registration Statement and Prospectus; and (B) all of the outstanding shares of capital stock of each of the Company and each of the Company's Material Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Registration Statement and the Prospectus, all of the outstanding shares of capital stock of each of the Company's Material Subsidiaries (other than any such shares representing any director's qualifying shares or investments by foreign nationals mandated by applicable law) are owned of record by the Company, free and clear of any perfected security interests.

                    (v) Except as set forth in the Registration Statement and
             the Prospectus, to the best of such counsel's knowledge, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement.

                    (vi) The execution and delivery of the Indenture has been
             duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company. The Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                    (vii) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company.

                    (viii) The execution and delivery of the Securities has been duly authorized by all necessary corporate action of the Company, and the Securities have been duly executed and delivered by the Company and, assuming due authentication by the Trustee and due payment for the Securities in accordance with the terms of this Agreement, are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                    (ix) The Securities conform in all material respects to the description thereof set forth under the heading "Description of Notes" in the Prospectus.

                    (x) The issuance, offering and sale of the Securities to the
             Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, the Indenture and the Securities and the consummation of the other transactions herein and therein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any Federal or California governmental authority or under or pursuant to the General Corporation Law of the State of Delaware, except such as have been obtained and such as may be required under state securities or Blue Sky laws as to which such counsel need express no opinion, (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event that with passage of time, notice or both would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance on the property or assets of the Company or any of its subsidiaries under any indenture, mortgage, deed of trust, material lease or other agreement or instrument (including, without limitation, any collective bargaining agreement or labor agreement) listed as an Exhibit to the Form 10-K (provided however that such counsel need not express any opinion as to any violation or breach of or default based upon the violation or breach of, any covenant, restriction or provision with respect to financial ratios or tests of any aspect of the financial condition or results of operations of the Company or its subsidiaries), or any Federal or California statute, rule or regulation (other than state securities or Blue Sky laws as to which such counsel need express no opinion), the General Corporation Law of the State of Delaware or, to such counsel's knowledge, any judgment, decree or order of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries other than any such conflict, breach, violation, lien, charge or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect or (C) result in the violation of any of the terms and provisions of the charter documents or by-laws of either the Company or any of its Material Subsidiaries.

                    (xi) The Company is not an "investment company" or a company
             "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                    (xii) To the best of such counsel's knowledge, the statements set forth under the headings Business-Legal Proceedings in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, provide a fair and accurate summary in all material respects of such legal matters, documents and proceedings.

                    (xiii) To such counsel's knowledge, no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein as required, and to such counsel's knowldege no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their properties; and to such counsel's knowledge no contract, agreement or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                    (xiv) The Registration Statement has been declared effective under the Act and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and to such counsel's knowledge no proceeding for that purpose has been instituted or threatened by the Commission; any required filing of the Prospectus and any supplements thereto, pursuant to Rule 424(b) has been made in a manner and within the time period required by Rule 424(b).

                    (xv) (A) The Registration Statement, as of its effective
             date and as of the Closing Date, and the Prospectus, as of its date and as of the Closing Date, complied or complies as to form in all material respects with the applicable requirements of the Act and the Indenture complies as to form in all material respects with the Trust Indenture Act (except that no opinion need be expressed with respect to the Form T-1 and the financial statements and schedules and the other financial, statistical and accounting data contained or incorporated by reference therein), (B) the Incorporated Documents (other than the financial statements and schedules and the other financial, statistical and accounting data contained therein), when filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act.

                    (xvi) To such counsel's knowledge, neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Securities will violate Regulation G (12 C.F.R. Part 207), T (12 C.F.R. Part 220), U (12 C.F.R. Part
             221) or X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                    (xvii) To the best of such counsel's knowledge, except as set forth in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for, any capital stock or other equity interests in the Company.

          Such counsel's opinions in Paragraphs (vi) and (viii) above may be subject to limitations arising by or under (i) applicable bankruptcy, fraudulent conveyance, insolvency, moratorium and other similar laws and equitable principles affecting the scope and enforcement of creditors' rights and the discretion of the court before which any proceeding therefor may be brought; (ii) implied covenants of good faith, fair dealing and commercially reasonable conduct; (iii) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iv) statutes to the effect, and holdings of certain decisions of the courts of the State of California (and federal courts located in the State of California) involving statutes, public policy or principles of equity, that (1) certain covenants and provisions of lending agreements, including those allowing for acceleration of indebtedness due under debt instruments upon the occurrence of certain events, are unenforceable where such covenants or provisions are found to impose restrictions or obligations on the borrower and it cannot be demonstrated that the enforcement of such restrictions or obligations upon the occurrence of such events is reasonaly necessary for the protection of the lender, or under the circumstances, violate the implied covenant of good faith and fair dealing, provided that it is our opinion that in the event of a material breach of a term of the Indenture, the holders of the Securities will be able to realize the practical benefits afforded by the Indenture,
     (2) provisions contemplating the payment of a higher rate of interest or the imposition of fees or penalties in the event of a delinquency or default are unenforceable when it cannot be shown that the same bear a reasonable relationship to the damage suffered by a lender, (3) provisions declaring that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy are, under certain circumstances, invalid, (4) purported waivers of the benefits of statutory provisions or common law rights are unenforceable, (5) provisions in lending agreements specifying that the provisions thereof may only be waived in writing may not be binding or enforceable to the extent that a nonexecutory oral agreement has been created modifying any provision of such documents or an implied agreement by trade practices or course of conduct has been created allowing such waivers, and (6) the enforceability of indemnity or contribution provisions is limited as a matter of public policy; (v) the unenforceability under certain circumstances of contractual provisions respecting self help or automatic or summary remedies without notice or opportunity for hearing or correction to the extent permitted in the Indenture and of contractual provisions disclaiming liability or responsibility in connection with the exercise of remedies; and (vi)
     Section 1670.5 of the California Civil Code which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters and representatives of counsel for the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and have made no independent check or verification thereof other than as specified in such opinion, on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that either the Registration Statement, at the time the Registration Statement became effective or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel's statement need not apply to the financial statements and notes thereto, the financial statements and schedules and the other financial, statistical and accounting data included or incorporated by reference in the Registration Statement or Prospectus or the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act filed as an exhibit to the Registration Statement).

          In rendering any such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and its subsidiaries and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California, the corporate laws of the State of Delaware, and the federal laws of the United States, to the extent such counsel deems proper and specifies in such opinion and to the extent such opinion is satisfactory in form and scope to counsel for the Underwriters, upon the opinion of other counsel qualified in such jurisdictions who they believe are reliable and who are satisfactory to counsel for the Underwriters. Copies of any such opinion shall be delivered to the Underwriters and counsel for the Underwriters.

          Notwithstanding the foregoing, to the extent the foregoing matters involve the application of laws other than the Federal laws of the United States, or the laws of any jurisdiction other than any State of the United States or the District of Columbia this condition (b) may be satisfied by delivery by the Company to the Underwriters of an opinion of counsel qualified to opine on such other laws or in such other jurisdiction.

          References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion. For purposes of this paragraph (b) Material Subsidiaries shall mean Merisel FAB, Inc., Merisel Europe, Inc., Merisel Americas, Inc., Merisel Canada, Inc., Merisel, U.K., Merisel, GmbH and Merisel, Pty
     Ltd.

          (c) The Underwriters shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus, the Indenture and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Underwriters shall have received from Deloitte & Touche, Certified Public Accountants for the Company and its consolidated subsidiaries, a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                    (i) they are independent accountants with respect to the
             Company and its consolidated subsidiaries with the meaning of the Act and the applicable rules and regulations thereunder;

                    (ii) in their opinion the audited consolidated financial
             statements and schedules included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                    (iii) on the basis of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries made available by the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and committees thereof of the Company and its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                       (A) the interim unaudited consolidated financial
                    statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; or

                       (B) at a specific date not more than five business days
                    prior to the date of such letter, there were any changes in the capital stock or increases in long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its subsidiaries, in each case compared with amounts shown on the June 30, 1994 consolidated financial statements of the Company included in the Registration Statement, or for the period from July 1, 1994 to such specified date there were any decreases, as compared with the corresponding period in the previous fiscal quarter, in net sales, gross profit, operating income, or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for such changes, decreases or increases as are set forth in such letter;

                    (iv) nothing has come to their attention that has caused
             them to believe that the pro forma unaudited consolidated statements included in the Registration Statement and the Prospectus (i) do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of

             Regulation S-X of the Act and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

                    (v) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

             In the event that either letter referred to above sets forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that such letter or letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary.

             References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter. For purposes of this paragraph (d) all financial statements and schedules and other financial information included in any Incorporated Document shall be deemed included in the Registration Statement.

             (e) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any changes, decreases or increases specified in subsection (iii)(B) of paragraph (d) of this
        Section 7 or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto).

             (f) The Company shall have furnished to the Underwriters a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                    (i) the representations and warranties of the Company in
             this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) the Company is not, nor will it be, as the result of
             the issuance of the Securities, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and in the Registration Statement,
             (x) insolvent, (y) left with capital or assets that are unreasonably small in relation to its current and currently anticipated businesses or (z) incurring debts beyond its ability to pay such debts as they mature;

                    (iii) to the best of each such signer's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or, to the best of each such signer's knowledge, threatened; and

                    (iv) since the date of the most recent financial statements included in the Registration Statement and the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties, or results of operations or prospectus of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto).

             (g) After the execution and delivery of this Agreement, there shall not have been any downgrading in the ratings of any of the debt securities of the Company or any subsidiary of the Company by any "nationally recognized rating agency" (as defined in Rule 436(g) under the Act) or any notice given thereby of, or any other action thereby threatening, any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change or any action thereby placing the Company or any subsidiary of the Company under special surveillance.

             (h) On or before the Closing Date, the Underwriters and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

             (i) The Underwriters shall have received from Ernst & Young, Certified Public Accountants for the Division, a letter or letters dated respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters, covering the matters set forth in clause (d) of this Section 7, to the extent applicable, with respect to the financial statements of the Division incorporated by reference in the Prospectus and Registration Statement.

        If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned in this Section 7 shall not be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile transmission or telegraph and confirmed in writing. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

          8.  Indemnification and Contribution.
              --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, such director, officer, employee or agent, or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement originally filed with respect to the Securities or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter, each such director, officer, employee or agent and each such controlling person for any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided,
                                                                  --------
however, that the Company will not be liable in any such case to the extent that
- -------
any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein; and provided, further, that the
                                              --------  -------
Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such Preliminary Prospectus was corrected in the Prospectus as amended or supplemented and if such Underwriter would not have been liable had a copy of such Prospectus been so sent or given, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(f) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter, any director, officer, employee or agent of such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter, each such director, officer, employee and agent of such Underwriter and each such controlling person from all liability arising from such claim, action, suit or proceeding.

          (b) Each Underwriter will indemnify and hold harmless the Company, each director and officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which either the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other out-of-pocket expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such
                        --------  -------
action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 8, representing all the indemnified parties under such paragraph (a) who are parties to such action or actions) or
(ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party (which consent shall not, in light of such action and the defenses available to the indemnified party, be unreasonably withheld), unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Each of the Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several and not joint, and contributions among Underwriters shall be governed by the Citicorp Securities, Inc. Master Agreement Among Underwriters. For purposes of this paragraph (d), each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

          9.   Default of Underwriters.  If one or more of the Underwriters
               -----------------------
defaults in its obligation to purchase Securities hereunder and the aggregate principal amount of such Securities that such defaulting Underwriters agreed but failed to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements for the purchase of such Securities by other persons (who may include the non-defaulting Underwriters), but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated to purchase the Securities that the defaulting Underwriters agreed but failed to purchase. If one or more of the Underwriters so defaults with respect to an aggregate principal amount of Securities that is more than ten percent of the Securities to be purchased by all of the Underwriters at such time hereunder, and if arrangements are not made within 36 hours after such default for the purchase by other persons (who may include the non-defaulting Underwriters) of the Securities with respect to which such default or defaults occurs, this Agreement will terminate without liability on the part of the non-defaulting Underwriters or the Company other than as provided in Section 10 hereof. In the event of any default by one or more of the Underwriters as described in this Section 9, the non-defaulting Underwriters shall have the right to postpone the Closing Date established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

          10.  Survival.  The respective representations, warranties,
               --------
agreements, covenants, indemnities and other statements of the Company, its officers and each of the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter, any director, officer, employee or agent of such Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.
               -----------

          (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company given prior to the delivery and payment for the Securities, if at or prior to the delivery and payment for the
Securities:

                  (i) a general banking moratorium shall have been declared by California, New York or United States authorities;

                  (ii) there shall have been an outbreak or escalation of hostilities or any other calamity or crisis having an effect on the financial markets in the United States or the market for the Securities and other similar securities that, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

                  (iii) trading in securities generally on the New York Stock Exchange, American Stock Exchange, or the NASDAQ National Market System shall have been suspended or minimum or maximum prices shall have been established on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

          12.  Information Supplied by Underwriters.  The statements set forth
               ------------------------------------
in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter to the Company for the purposes of Sections 1(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

          13.  Notices.  Notice given pursuant to any of the provisions of this
               -------
Agreement shall be in writing and shall be mailed or delivered (a) to the Company at:

          Merisel, Inc.
          200 Continental Boulevard
          El Segundo, California  90245-0984
          Attention:

or (b) to the Underwriters at:

          Citicorp Securities, Inc.
          399 Park Avenue
          6th Floor/Zone 7
          New York, New York  10022
          Attention:  High-Yield Finance Group

 with a copy to:

          Citibank, N.A.
          399 Park Avenue
          New York, New York  10022
          Attention:  Donald A. Bendernagel, Esq.
                        Vice President

Any notice given hereunder may be made by telecopier, telephone or telegraph, but if so made shall be subsequently confirmed in writing.

          14.  Successors.  This Agreement shall inure to the benefit of and
               ----------
shall be binding upon each of the Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of any Underwriter and any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors and officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any

Underwriter shall be deemed a successor because of such purchase.

          15.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE
               --------------
IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

          16.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,


                                    MERISEL, INC.


                                    By: ____________________________
                                        Name:
                                        Title:


Confirmed and accepted as of
the date first above written:

CITICORP SECURITIES, INC.
CITIBANK CANADA SECURITIES LIMITED
CITIBANK INTERNATIONAL PLC

BY: CITICORP SECURITIES, INC.

By: _________________________________
    Name:
    Title:

                                                                      Schedule I
                                                                      ----------



                                         Aggregate Principal
                                         Amount of Securities
     Underwriter                         to Be Purchased
     -----------                         --------------------


Citicorp Securities, Inc..............   $

Citibank Canada Securities Limited....   $

Citibank International plc............   $

                                         -----------------
     Total ...........................   $150,000,000